UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016
______________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

2103 City West Blvd.,		77042
4th Floor		(Zip Code)
Houston, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: N/A
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2016, each of Stephen J. Cannon and Michael A. Flick informed the Board of Directors (the “Board”) of Bristow Group Inc. (the “Company”) of his intention not to stand for reelection to the Board at the next annual meeting of stockholders of the Company. Neither Mr. Cannon’s nor Mr. Flick’s retirement from the Board arose from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Each of Messrs. Cannon and Flick intend to serve out the rest of his term as director. The Board has determined that it is in the best interest of the Company to increase the size of the Board from eleven directors to twelve directors and has appointed Biggs C. Porter to fill the vacant Board position, effective as of June 14, 2016. Mr. Porter will also serve as a member of the Company’s Audit Committee. Subsequent to the retirement of each of Messrs. Cannon and Flick from the Board, the Board will be reduced from twelve to ten directors.

Mr. Porter, age 62, currently serves as the Executive Vice President and Chief Financial Officer of Fluor Corporation. Prior to joining Fluor in 2012, Mr. Porter was the Chief Financial Officer of Tenet Healthcare Corporation from 2006 to 2012. He previously served in senior-level finance positions with Raytheon Company from 2003 to 2006 and with TXU Corporation from 2000 to 2003. Mr. Porter also previously held finance positions at Northrop Grumman Corporation, Vought Aircraft Company and LTV Corporation. A certified public accountant, Mr. Porter began his career with the accounting firm Arthur Young & Co. He holds a bachelor’s degree in accounting from Duke University and a master’s degree in accounting from the University of Texas, Austin.

In connection with his appointment to the Board effective as of June 14, 2016, Mr. Porter entered into an indemnity agreement with the Company whereby, among other things, the Company agrees to provide him with directors’ and officers’ liability insurance, indemnification against certain claims and the advancement of related expenses. The foregoing is qualified in its entirety by reference to the form of Indemnity Agreement attached hereto as Exhibit 10.1, which is herein incorporated by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated November 9, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2016

BRISTOW GROUP INC.
(Registrant)

By: /s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated November 9, 2009)